KELMOORE STRATEGIC TRUST

                            KELMOORE STRATEGY(R) FUND
                         KELMOORE STRATEGY(R) EAGLE FUND
                        KELMOORE STRATEGY(R) LIBERTY FUND
                                  (THE "FUNDS")


             SUPPLEMENT DATED DECEMBER 20, 2007 TO THE STATEMENT OF
                    ADDITIONAL INFORMATION DATED MAY 1, 2007

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

The last sentence of the first paragraph under the "Investment Adviser" section of the Statement of Additional Information on page 11 is replaced with the following:

         Mr. Kelmon is the father of Matthew Kelmon, the President and a Trustee of the Trust and primary portfolio manager for the Funds, and Shawn Kelmon Young, the Treasurer of the Trust.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE